SECOND AMENDING AGREEMENT

     This SECOND AMENDING AGREEMENT, made as of the 1st day of August, 2000, to the Assignment Agreement dated for reference July 20, 1999, the Option Agreement dated for reference July 20, 1999 and the Amending Agreement dated for reference February 9, 2000.

BETWEEN:

GERRY DIAKOW, Mining Engineer, of 1537 - 54th Street, Delta, British Columbia V4M 3H6

("Diakow")

AND:

QUILCHENA RESOURCES, INC., a Nevada corporation, c/o 3400 - 666 Burrard Street, Vancouver, British Columbia V6C 3M7

("Quilchena")

WHEREAS:

A. By an Option Agreement dated for reference July 20, 1999 (the "Option Agreement"), Diakow granted Wet Coast Capital Corporation an option to acquire a 100% interest in the Property in partial consideration of completing the recommended work program within 12 months of the Option Agreement;

B. By an Assignment Agreement made between Wet Coast Capital Corporation and Quilchena dated for reference July 20, 1999 (the "Assignment Agreement"), Wet Coast Capital Corporation assigned its entire interest in the Option Agreement to Quilchena in partial consideration for agreeing to finance the work program on the Property referred to in the paragraph 3(a) of the Option Agreement;

C. By an Amending Agreement dated for reference February 9, 2000 (the "Amending Agreement"), Diakow and Quilchena agreed to amend Section 3(a) of the Option Agreement by deleting the phrase "within 12 months of the date of this agreement" and replacing it with the phrase "on or before December 31, 2000"; and

D. The parties wish to further amend the Option Agreement pursuant to the terms and conditions of this Second Amending Agreement;

IN CONSIDERATION of the recitals and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

1. The Option Agreement, as amended by the Amending Agreement, is further amended by deleting the phrase "on or before December 31, 2000" found in Section 3(a) and replacing it with the phrase "on or before December 31, 2001".

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2.     The  Option  Agreement  and  the  Assignment  Agreement  will be read and construed together with the Amending Agreement and the Second Amending Agreement, and both the Option Agreement and the Assignment Agreement will remain in full force and effect.

3. In the event of any inconsistencies between the Second Amending Agreement, and any of the Option Agreement, the Assignment Agreement or the Amending Agreement, the Second Amending Agreement shall govern.

4. All terms, conditions, covenants, agreements, benefits and obligations contained in the Option Agreement and in the Assignment Agreement, as amended by the Amending Agreement and the Second Amending Agreement, shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

THE  PARTIES'  SIGNATURES  below  are  evidence  of  their  agreement.

SIGNED,  SEALED  and  DELIVERED  by
GERRY  DIAKOW  in  the  presence  of:                     )
                                                          )
/s/ signed                                                )
Signature                                                 )
M. Mendelman                                              )
Print  Name                                               )   /s/ Gerry Diakow
3161 West 4th                                             )   GERRY DIAKOW
Vancouver, BC                                             )
Address                                                   )
                                                          )
Occupation                                                )

QUILCHENA  RESOURCES,  INC

Per: /s/ Derek Herman
     Authorized  Signatory